Exhibit 10.3

Execution Version

AMENDMENT NO. 9 TO UNSECURED TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 9 TO UNSECURED TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of November 1, 2022, is among Team, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, each of the Lenders party hereto, and Cantor Fitzgerald Securities, as agent (the “Agent”).

This Amendment and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”) dated as of February 11, 2022, by and among Cantor Fitzgerald Securities, as administrative agent for all of the Subordinated Lenders under the Unsecured Credit Agreement (as such terms are defined in the Subordination Agreement) (in such capacity, together with its successors and assigns in such capacity, “Subordinated Agent”), Eclipse Business Capital LLC, as agent for all Senior Lenders (as defined in the Subordination Agreement) party to the Senior Credit Agreement (as defined below) (in such capacity, together with its successors and assigns in such capacity, the “Senior Agent”), Team, Inc., a Delaware corporation (“Borrower Agent”), and each other Loan Parties party thereto, to the indebtedness (including interest) owed by Loan Parties and pursuant to that certain Credit Agreement, dated as of February 11, 2022 (the “Senior Credit Agreement”), among Loan Parties, Senior Agent and the lenders from time to time party thereto, and the other Senior Debt Documents (as defined in the Subordination Agreement), as such Senior Credit Agreement and other Senior Debt Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under those agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Corre Credit Fund, LLC as the predecessor agent (the “Predecessor Agent”) entered into that certain Unsecured Term Loan Credit Agreement, dated as of November 9, 2021 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement);

WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 1 to Unsecured Term Loan Credit Agreement, dated as of November 30, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans, (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent to, in each case, 11:59 P.M. on December 6, 2021, and (iii) extend the date upon which the Borrower must issue the Underlying Warrants to 11:59 P.M. on December 7, 2021;

WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 2 to Unsecured Term Loan Credit Agreement, dated as of December 6, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans and (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent to, in each case, 11:59 P.M. on December 7, 2021;

WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 3 to Unsecured Term Loan Credit Agreement, dated as of December 7, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans, (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent and (iii) extend the date upon which the Borrower must issue the Underlying Warrants to, in each case, 11:59 P.M. on December 8, 2021;

WHEREAS, the Borrower, the Lenders, the Predecessor Agent and the Agent entered into that certain Resignation, Consent and Appointment Agreement and Amendment No. 4 to Unsecured Term Loan Credit Agreement, dated as of December 8, 2021, under which the parties thereto agreed to appoint the Agent as successor agent to the Predecessor Agent under the Credit Agreement and agreed to amend the Credit Agreement subject to the terms and conditions set forth therein;

WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 5 to Unsecured Term Loan Credit Agreement, dated as of February 11, 2022, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) make the February 2022 Delayed Draw Term Loans and (ii) at the Lenders’ sole and absolute discretion, make the Uncommitted Delayed Draw Terms Loans;

WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 6 to Unsecured Term Loan Credit Agreement, dated as of May 6, 2022, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to amend the financial covenants;

WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 7 to Unsecured Term Loan Credit Agreement, dated as of June 28, 2022, under which the Lenders agreed to amend the Credit Agreement and, subject to the terms and conditions set forth therein, to extend the February 2022 Delayed Draw Availability Period through October 31, 2022;

WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 8 to Unsecured Term Loan Credit Agreement, dated as of October 4, 2022, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to increase the total principal amount outstanding under the Credit Agreement by approximately $57.0 million in exchange for the cancellation of approximately $57.0 million of aggregate principal amount of the 2017 Senior Convertible Notes and to extend the February 2022 Delayed Draw Availability Period through December 31, 2022.

WHEREAS, the Borrower, the Lenders and the Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as set out in Section 1 hereof; and

WHEREAS, the Borrower and the Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Upon the Ninth Amendment Effective Date, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) New Definitions. Section 1.1 of the Credit Agreement is amended to add the following new definitions:

“Quest Purchase Agreement” means that certain Equity Purchase Agreement (together with all annexes, schedules and exhibits thereto, as amended, supplemented or otherwise modified from time to time) dated as of August 14, 2022, between the Borrower, as the seller, and Baker Hughes Holdings LLC, a Delaware limited liability company, as the purchaser.

“Quest Retained Proceeds” means the $26,000,000 Net Cash Proceeds permitted to be retained by the Borrower in respect of the Quest Sale, pursuant to the calculation of such Net Cash Proceeds set forth on Annex B.

“Quest Sale” means the sale, transfer or assignment of certain Company Interests (as defined in the Quest Purchase Agreement) and collective assets of the issuers of such respective Company Interests pursuant to the Quest Purchase Agreement.

(b) Clause (i) of the definition of “Applicable Premium Trigger Event” is, effective as of the Ninth Amendment Effective Date, hereby amended and restated in its entirety as follows:

(i) any payment by any Loan Party of all, or any part, of the principal balance of any Term Loan for any reason (including any optional prepayment or mandatory prepayment other than any prepayment made pursuant to Section 2.5(b)(i) that is not a prepayment in connection with an Asset Disposition consummated in accordance with Section 8.5(m) or Section 8.5(o) (it being understood that any mandatory prepayment from Net Cash Proceeds of any Asset Dispositions consummated in accordance with Section 8.5(m) or Section 8.5(o) shall constitute an Applicable Premium Trigger Event), but excluding a Corporate Change of Control) whether before or after (A) the occurrence of an Event of Default, (B) the commencement of any Insolvency Event, and notwithstanding any acceleration (for any reason) of the Obligations or (C) pursuant to Section 2.11;

(c) Section 2.5(b)(i) of the Credit Agreement is, effective as of the Ninth Amendment Effective Date, hereby amended and restated in its entirety as follows:

(i) in an aggregate amount equal to 100% of the Net Cash Proceeds received by any Loan Party or any Subsidiary from all Asset Dispositions permitted by Section 8.5(m), or Section 8.5(o) (resulting, in the case of Asset Dispositions pursuant to Section 8.5(o), in aggregate Net Cash Proceeds in excess of $15,000,000) or Casualty Events within three (3) Business Days of the receipt of such Net Cash Proceeds by such Person; provided, however, that with respect to any Net Cash Proceeds received by any Loan Party or any Subsidiary from any Asset Disposition that constitutes the Quest Sale and is permitted by Section 8.5(m), (A) the Borrower (or other applicable Loan Party or Subsidiary) may retain the Quest Retained Proceeds, it being understood that any Net Cash Proceeds from the Quest Sale in excess of the amount of the Quest Retained Proceeds shall be subject to a mandatory prepayment hereunder and (B) such prepayment shall be made within one (1) Business Day of the receipt of such Net Cash Proceeds by such Person and; provided further, that, other than with respect to Net Cash Proceeds received (A) for Asset Dispositions consummated in accordance with Section 8.5(o) that exceed $15,000,000 in the aggregate and (B) for Asset Dispositions consummated in accordance with Section 8.5(m) (for each of (A) and (B) above, the ability of any Loan Party or any Subsidiary thereof to reinvest proceeds shall be subject to the express written consent of the Agent), so long as no Event of Default shall have occurred and be continuing, such Net Cash Proceeds shall not be required to be so applied at the election of the Borrower to the extent such Loan Party or such Subsidiary reinvests, within twelve (12) months of receipt of such Net Cash Proceeds, all or any portion of such Net Cash Proceeds in assets used in the business of the Loan Parties and their Subsidiaries; provided further, that if, prior to the expiration of such twelve (12) month period, the Borrower, directly or through its Subsidiaries, shall have entered into a binding agreement providing for such investment on or prior to the date that is six (6) months after the expiration of such twelve (12) month period, such twelve (12) month period shall be extended to an eighteen (18) month period; provided further, if such Net Cash Proceeds shall have not been so reinvested, such Net Cash Proceeds shall be immediately applied to prepay the Loans; provided further, that, notwithstanding the foregoing, other than with respect to Asset Dispositions consummated pursuant to Section 8.5(m) and Section 8.5(o), no such prepayment shall be required if the aggregate amount of Net Cash Proceeds received in any calendar year from Asset Dispositions and Casualty Events is less than $5,000,000 (which amount shall be increased by any unused portion of such $5,000,000 exclusion from the immediately preceding year up to a maximum amount of $10,000,000, provided for the avoidance of doubt such limit shall not at any time exceed $10,000,000).

(d) Section 2.5(b) of the Credit Agreement is, effective as of the Ninth Amendment Effective Date, hereby amended by adding the following section (iv) at the end of such subsection:

(iv) immediately upon the receipt by any Loan Party or any of its Subsidiaries of any Net Cash Proceeds of any Indebtedness incurred pursuant to Section 8.1(q) or Net Cash Proceeds of any Sale and Leaseback Transactions consummated in accordance with Section 8.5(n), in an aggregate amount equal to 50% of the Net Cash Proceeds of such Indebtedness or Sale and Leaseback Transaction, as applicable; provided, however, that, solely with respect to Net Cash Proceeds of any Indebtedness incurred pursuant to Section 8.1(q)(i) on or prior to January 31, 2023, an amount of up to $5,000,000 of such Net Cash Proceeds shall be excluded from such calculation, it being understood that 50% of such Net Cash Proceeds in excess of $5,000,000 shall be subject to a mandatory prepayment hereunder.

(e) Section 8.1(q) of the Credit Agreement is, effective as of the Ninth Amendment Effective Date, hereby amended and restated in its entirety as follows:

Indebtedness of any Loan Party or any of its Subsidiaries consisting of (i) mortgage debt secured by Real Property or equipment of any Loan Party or any Subsidiary (and the proceeds of such Real Property or equipment consisting entirely of cash and Cash Equivalents) incurred on arm’s length terms or terms more favorable to the Loan Party or Subsidiary incurring such mortgage debt, in an amount not to exceed the remaining Maximum Sale and Leaseback and Mortgage Debt Amount at the time such mortgage debt is incurred or (ii) Indebtedness resulting from Sale and Leaseback Transactions permitted pursuant to Section 8.5(n); provided, that no Indebtedness consisting of mortgage debt incurred pursuant this Section 8.1(q) shall have a final scheduled maturity earlier than the date that is six (6) months following the sixth anniversary of the Closing Date; provided further, that the principal amount of Indebtedness incurred pursuant to clause (i) of this Section 8.1(q) shall not exceed $30,000,000 in the aggregate; provided further, that 50% of the Net Cash Proceeds of any such Indebtedness incurred pursuant to this Section 8.1(q) shall be applied towards a mandatory prepayment of the Obligations in accordance with Section 2.5(b); provided, further, that, solely with respect to Net Cash Proceeds of any Indebtedness incurred pursuant to Section 8.1(q)(i) on or prior to January 31, 2023, an amount of up to $5,000,000 of such Net Cash Proceeds shall be excluded from such calculation, it being understood that 50% of such Net Cash Proceeds in excess of $5,000,000 shall be subject to a mandatory prepayment; and

(f) Section 8.5(m) of the Credit Agreement is, effective as of the Ninth Amendment Effective Date, hereby amended by adding the following language at the end of such subsection:

; provided, that, with respect to any Net Cash Proceeds received from any such disposition that constitutes the Quest Sale, the Borrower (or other applicable Loan Party or Subsidiary) may retain the Quest Retained Proceeds, it being understood that any Net Cash Proceeds from the Quest Sale in excess of the amount of the Quest Retained Proceeds shall be subject to a mandatory prepayment of the Obligations hereunder (inclusive, for the avoidance of doubt, of any Applicable Premium) in accordance with Section 2.5(b);

(g) Section 8.5(n) of the Credit Agreement is, effective as of the Ninth Amendment Effective Date, hereby amended by adding the following language at the end of such subsection:

; provided, that 50% of the Net Cash Proceeds of such Sale and Leaseback Transaction pursuant to this Section 8.5(n) shall be applied towards a mandatory prepayment of the Obligations in accordance with Section 2.5(b); and

(h) Effective as of the Ninth Amendment Effective Date, the Credit Agreement is amended to add Annex B with Annex B attached hereto.

2. Effectiveness. This Amendment shall become effective on the date the following conditions are satisfied (the “Ninth Amendment Effective Date”):

(a) the Agent shall have received counterparts to this Amendment, duly executed by the parties hereto;

(b) the Agent shall have received duly executed copies of the following, each in form and substance satisfactory to the Agent:

(i)

that certain Amendment No. 8 to Term Loan Credit Agreement, dated as of the Ninth Amendment Effective Date, by and among the Borrower, the guarantors party thereto, each of the lenders party thereto from time to time and Atlantic Park Strategic Capital Fund, L.P. (“Amendment No. 8 to Term Loan Credit Agreement”), duly executed by each of the parties thereto;

(ii)

that certain Amendment No. 2 to Credit Agreement, dated as of the Ninth Amendment Effective Date, by and among the Borrower, the lenders party thereto from time to time and Eclipse Business Capital LLC (“Amendment No. 2 to ABL Credit Agreement”), duly executed by each of the parties thereto;

(iii)	a certificate of a Responsible Officer of the Borrower in the form attached hereto as Annex A, including all annexes and exhibits thereto; and

(iv)	that certain Board Rights Agreement, dated as of the date hereof, by and between the Borrower and Atlantic Park; and

(c) each of the representations and warranties made by the Borrower in Section 3 hereof shall be true and correct;

(d) substantially simultaneously, the Quest Sale shall have been consummated.

In addition, to the extent necessary for any purpose under the Credit Agreement or any other Loan Documents, the Agent and Lenders party to this Amendment hereby consent (A) to the amendment fee payable under the Amendment No. 2 to ABL Credit Agreement and (B) to the amendment fee payable under the Amendment No. 8 to Term Loan Credit Agreement to be paid in kind, in such amounts as shall have been disclosed in writing to the Agent and the Lenders by the Borrower prior to the execution and delivery of this Amendment by (i) adding the amount of such amendment fee to the principal of the outstanding loans of such lender on the date hereof, (ii) thereafter, be treated as principal for all purposes of the Senior Credit Agreement and the 2020 Term Loan Credit Agreement, respectively, and (iii) bear interest in accordance with the terms of the Senior Credit Agreement and the 2020 Term Loan Credit Agreement, respectively.

3. Representations and Warranties.

In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders, for itself and for each other Loan Party, as follows:

(a)	that both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;

(b)

the execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, do not contravene the Borrower’s Governing Documents and do not and will not contravene any Material Contract;

(c)	this Amendment has been duly executed and delivered on behalf of the Borrower;

(d)

this Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(e)

that the representations and warranties listed in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects as of the Ninth Amendment Effective Date (except that such materiality qualifier shall not apply to any representations and warranties that already are qualified or modified by materiality in the text thereof); and

(f)

all written disclosure provided to the Lenders regarding the Borrower, the other Loan Parties and their Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Amendment, furnished by or on behalf of the Borrower, the other Loan Parties and their Subsidiaries (other than projections, forward looking information or information of a general economic or general industry nature) is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not materially misleading. Projections and forward looking information (including forecasts and other forward-

looking information) were based on good faith estimates and assumptions believed to be reasonable at the time made; it being recognized by the Agent and the Lenders that such projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, the other Loan Parties and the Subsidiaries, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material.

4. Entire Agreement. This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 of the Credit Agreement (Amendments, Waivers and Consents).

5. Full Force and Effect of Credit Agreement. This Amendment is a Loan Document. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

6. Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 2 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

7. Governing Law; Jurisdiction; Waiver of Jury Trial. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (Submission to Jurisdiction) and 12.17 (Jury Trial) of the Credit Agreement are hereby incorporated herein by this reference.

8. References. All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

9. Reaffirmation. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each of the Loan Parties hereto hereby irrevocably and unconditionally ratifies its guarantee of the Obligations under the Guaranty, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.

Each of the Loan Parties hereto, as debtor, guarantor, assignor, or in any other similar capacity in which such Loan Party acts as accommodation party, guarantor, or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and confirms and agrees that such guarantee includes all of the Obligations as amended hereby.

10. Consent of the Lenders. Each of the undersigned Lenders hereby consents to the amendments of the Loan Documents set forth in this Amendment and authorizes and directs the Agent to execute and deliver this Amendment and perform its obligations thereunder. The Lenders and the Loan Parties acknowledge and agree that the obligations of such Person under Section 11.6 and 12.4 of the Credit Agreement shall apply to this direction and the actions taken by the Agent hereunder.

11. Releases. By its execution hereof and in consideration of the terms herein and other accommodations granted to the Borrower on behalf of itself and each of the Loan Parties, and its or their successors, assigns and agents, the Borrower on behalf of itself and each of the Loan Parties hereby expressly forever waives, releases and discharges any and all claims (including cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Ninth Amendment Effective Date, have or allege to have as of the date of this Amendment or at any time thereafter (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in Law, at equity or otherwise, against the Agent or any Lender, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Amendment, the Credit Agreement, the other Loan Documents and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Loan Documents (the “Released Matters”). In entering into this Amendment, the Borrower on behalf of itself and each Loan Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. The provisions of this Section 11 shall survive the termination of this Amendment and the Loan Documents and the payment in full in cash of all Obligations of the Loan Parties under or in respect of the Credit Agreement and other Loan Documents and all other amounts owing thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TEAM, INC., as Borrower

By:	/s/ André C. Bouchard
Name: André C. Bouchard
Title: Executive Vice President, Administration, Chief Legal Officer and Secretary

[Unsecured Term Loan Credit Agreement - Amendment No. 9 Signature Page]

AGGRESSIVE EQUIPMENT COMPANY, LLC
DK VALVE & SUPPLY, LLC
FURMANITE, LLC
FURMANITE AMERICA, LLC
FURMANITE WORLDWIDE, LLC
QUALSPEC, LLC
ROCKET ACQUISITION, LLC
TANK CONSULTANTS, LLC
TANK CONSULTANTS MECHANICAL SERVICES, LLC
TCI SERVICES, LLC
TCI SERVICES HOLDINGS, LLC
TEAM INDUSTRIAL SERVICES, INC.
TEAM INDUSTRIAL SERVICES INTERNATIONAL,INC.
TEAM QUALSPEC, LLC
TEAM TECHNICAL SCHOOL, LLC
TQ ACQUISITION, INC.
GLOBAL ASCENT, LLC
KANEB FINANCIAL, LLC
FURMANITE LOUISIANA, LLC
as Guarantors

By:	/s/ André C. Bouchard
Name: André C. Bouchard
Title: Executive Vice President, Administration Chief Legal Officer and Secretary

[Unsecured Term Loan Credit Agreement - Amendment No. 9 Signature Page]

TISI ACQUISITION INC.
TISI CANADA INC.
as Guarantors

By:	/s/ André C. Bouchard
Name: André C. Bouchard
Title: Executive Vice President, Administration Chief Legal Officer and Secretary, Director

FURMANITE B.V.
FURMANITE HOLDING B.V.
TEAMINC EUROPE B.V.
TEAM INDUSTRIAL SERVICES EUROPE B.V.
TEAM VALVE REPAIR SERVICES B.V.
THRESHOLD INSPECTION & APPLICATION TRAINING EUROPE B.V.
TEAM INDUSTRIAL SERVICES NETHERLANDS B.V.
QUALITY INSPECTION SERVICES B.V.
as Guarantors

By:	/s/ André C. Bouchard
Name: André C. Bouchard
Title: Authorised Signatory

[Unsecured Term Loan Credit Agreement - Amendment No. 9 Signature Page]

EXECUTED by FURMANITE INTERNATIONAL FINANCE LIMITED, a private limited company organized under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES INSPECTION LIMITED, a private limited company organized under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES (UK) HOLDING LIMITED, a private limited company organized under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM VALVE AND ROTATING SERVICES LIMITED, a private limited company organized under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TIS UK LIMITED LIMITED, a private limited company organized under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

[Unsecured Term Loan Credit Agreement - Amendment No. 9 Signature Page]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as Lender

By:	/s/ John Barrett
Name: John Barrett
Title: Authorized Signatory

CORRE HORIZON FUND, LP, as Lender

By:	/s/ John Barrett
Name: John Barrett
Title: Authorized Signatory

CORRE HORIZON II FUND, LP, as Lender

By:	/s/ John Barrett
Name: John Barrett
Title: Authorized Signatory

[Unsecured Term Loan Credit Agreement - Amendment No. 9 Signature Page]

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ Gary Cocco
Name: Gary Cocco
Title: Senior Vice President and Assistant General Counsel

[Unsecured Term Loan Credit Agreement - Amendment No. 9 Signature Page]

Annex A

See attached.

Annex B

See attached.